SCUDDER
                                                                     INVESTMENTS

Scudder PreservationPlus Income Fund

Investment Class
Classes A and C

Supplement Dated July 18, 2003 to Prospectus Dated
February 1,  2003

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Effective July 28, 2003, Scudder PreservationPlus Income Fund (the "Fund") will re-open for investments by new investors.

From time to time, the Fund may close to new investors. In the event the Fund closes to new investors, the following practices generally will apply:

o Current Fund shareholders may continue to make additional investments directly in their existing Scudder PreservationPlus Income Fund account or through reinvestment of their dividends.

o Qualified defined contribution retirement plans that already have this Fund as an option may continue to offer this Fund to their participants.

o No new accounts, either by existing shareholders or new shareholders (other than accounts for participants in plans that are already investors in the
   Fund), may be opened in the Fund when the Fund is closed.

Please contact your plan administrator or financial services representative or call Scudder Investments at (800) 621-1048 or visit the web site at www.scudder.com for information regarding the Fund's status.




               Please Retain This Supplement for Future Reference

July 18, 2003